Carillon Reams Core Bond Fund

Summary Prospectus | 3.1.2019

Class A CRCBX	Class C CRCDX	Class I SCCIX	Class Y SCCYX	Class R-3 CRCQX	Class R-5 CRCSX	Class R-6 CRCUX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at http://www.carillontower.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com. The fund’s Prospectus and SAI, both dated March 1, 2019, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from a Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your ﬁnancial intermediary electronically by going to carillontower.com/eDelivery.

You may elect to receive all future reports in paper free of charge. You can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.421.4184, or you may directly inform your financial intermediary of your wish.  A notice that will be mailed to you each time a report is posted will also include instructions for informing a Fund that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper from a Fund will apply to all Funds held with the Carillon Mutual Funds or your financial intermediary, as applicable.

Investment objective | The Carillon Reams Core Bond Fund (“Core Bond Fund” or the “fund”) seeks a high level of total return consistent with the preservation of capital.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Core Bond Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional, on page 82 of the fund’s Prospectus and on page 44 of the fund’s Statement of Additional Information. Although the fund does not impose any sales charge on Class I shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.51%	0.59%	0.47%	0.54%	1.12%	1.12%	1.12%
Total Annual Fund Operating Expenses	1.16%	1.99%	0.87%	1.19%	2.02%	1.52%	1.52%

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Carillon Reams Core Bond Fund

Summary Prospectus | 3.1.2019

Fee Waiver and/or Expense Reimbursement (b)	(0.36)%	(0.44)%	(0.47)%	(0.39)%	(0.97)%	(1.02)%	(1.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 29, 2020 as follows: Class A – 0.80%, Class C – 1.55%, Class I – 0.40%, Class Y – 0.80%, Class R-3 - 1.05%, Class R-5 – 0.50%, and Class R-6 – 0.40%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 29, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$454	$695	$956	$1,700
Class C	$258	$582	$1,032	$2,281
Class I	$41	$231	$436	$1,029
Class Y	$82	$339	$617	$1,409
Class R-3	$107	$540	$998	$2,270
Class R-5	$51	$380	$732	$1,725
Class R-6	$41	$370	$723	$1,717

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 278% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  The bonds in which the fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The fund invests primarily in investment grade securities.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  In addition, the fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  All securities will be U.S. dollar denominated although they may be securities of foreign issuers. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets, such as automobile loans, consumer loans, credit cards and equipment leases, on which cash payments are due at fixed intervals over set periods of time.

The fund may invest in derivative instruments, such as futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts) and credit default swap agreements subject to applicable law and any other restrictions described in the fund’s Prospectus or Statement of Additional Information (“SAI”).  The fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products.  The use of these derivative transactions may allow the fund to obtain net long or short exposures to select interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the fund invests in may provide exposure to an index of securities representative of the entire investment grade market. Derivative instruments that provide exposure to bonds may be used to satisfy the fund’s 80% investment policy.

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Carillon Reams Core Bond Fund

Summary Prospectus | 3.1.2019

The portfolio management team attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The portfolio management team first establishes the portfolio’s duration, or interest rate sensitivity.  The portfolio management team determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the investment adviser’s estimate of inflation) to historical real interest rates.  If the current real interest rate is higher than historical norms, the market is considered undervalued and the portfolio management team will manage the portfolio with a duration greater than the benchmark.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  If the current real interest rate is less than historical norms, the market is considered overvalued and the portfolio management team will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The portfolio management team normally structures the fund so that the overall portfolio has a duration of between two and seven years based on market conditions.  For purposes of calculating the fund’s portfolio duration, the fund includes the effect of the derivative instruments held by the fund.

The investment adviser then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the Fund subject to sector exposure constraints.  However, for the more generic holdings in the Fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the investment adviser has determined an overall market strategy, the investment adviser selects the most attractive fixed income securities for the Fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The investment adviser constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the investment adviser is considering for purchase. The investment adviser’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the fund’s portfolio turnover rate will vary from year to year depending on market conditions and the fund may engage in frequent and active trading.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks, which are described in alphabetical order and not in order of importance or potential exposure:

• Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

• Credit ratings risk is the risk associated with the fact that ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate;

• Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment.  The derivatives market may be subject to additional regulations in the future;

•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the fund. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders;

•Foreign security risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. Foreign security risk may also apply to ADRs, GDRs and EDRs;

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Carillon Reams Core Bond Fund

Summary Prospectus | 3.1.2019

•Income risk is the risk that the fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the fund may be required to invest its assets in lower-yielding securities;

•Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate several times since December 2015 and may continue to increase rates in the future.  Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond;

•Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•Leverage risk is the risk that the use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the fund that exceed the amount originally invested;

•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time. Market prices for such securities may be volatile;

•Maturity risk is the risk associated with the fact that the fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk;

•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;

•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction costs;

•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the fund may experience periods of heavy redemptions that could cause the fund to sell assets at inopportune times or at a loss or depressed value; and

•Valuation risk arises because the securities held by the fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another. The Class I and Class Y shares of the fund have adopted the performance history and financial statements of the Institutional Class and Class Y shares, respectively, of the fund’s predecessor.  Each of the fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at carillontower.com.

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Carillon Reams Core Bond Fund

Summary Prospectus | 3.1.2019

During 10 year period	Return	Quarter Ended
Best Quarter	20.71%	June 30, 2009
Worst Quarter	(2.95)%	December 31, 2016

Average annual total returns
(for the periods ended December 31, 2018):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	2/23/2001	1.24%	2.05%	5.65%
After Taxes on Distributions		0.30%	1.12%	4.43%
After Taxes on Distributions and Sale of Fund Shares		0.72%	1.15%	3.97%
Class A – Before Taxes	11/20/17	(2.84)%			(2.34)%
Class C – Before Taxes	11/20/17	0.16%			0.29%
Class Y – Before Taxes	4/21/11	0.92%	1.66%		2.47%
Class R-3 – Before Taxes	11/20/17	0.67%			0.81%
Class R-5 – Before Taxes	11/20/17	1.23%			1.36%
Class R-6 – Before Taxes	11/20/17	1.33%			1.47%

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Carillon Reams Core Bond Fund

Summary Prospectus | 3.1.2019

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime (Since Inception Date of Class Y Shares)
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%	2.77%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C, Class Y, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Scout Investments, Inc., through its Reams Asset Management division, serves as the sub-adviser to the fund.

Portfolio Managers | Mark M. Egan,  CFA®, has served as the Lead Portfolio Manager of the fund and Thomas M. Fink, CFA®, Todd C. Thompson, CFA®, Stephen T. Vincent, CFA® and Clark W. Holland, CFA®, have served as Portfolio Co-Managers of the fund since the fund’s inception in 2017.  Jason J. Hoyer, CFA®, has served as Portfolio Co-Manager of the fund since April 2018. Messrs. Egan, Fink, Thompson, Vincent, Holland and Hoyer are jointly and primarily responsible for the day-to-day management of the fund.  Mr. Egan served as the Lead Portfolio Manager of the fund’s predecessor and Messrs. Fink and Thompson served as Portfolio Co-Managers of the fund’s predecessor from its inception in 2001 to 2017.  Messrs. Vincent and Holland served as Portfolio Co-Managers of the fund’s predecessor from 2009 and 2014, respectively, to 2017.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, I and Y shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  In Class Y shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $100 through a periodic investment program, with a minimum subsequent investment plan of $50 per month.  For individual investors, the minimum initial purchase for Class I shares is $10,000, while fee-based plan sponsors set their own minimum requirements.  Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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